SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 22, 1999

                         HUMAN PHEROMONE SCIENCES, INC.
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             (Exact name of Registrant as specified in its charter)


          CALIFORNIA                  0-23544                     94-3107202
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


           4034 CLIPPER COURT, FREMONT, CALIFORNIA             94538
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          (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (510) 226-6874
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          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         The Audit Committee of the Board of Directors has approved BDO Seidman, LLP as successor auditors to Ernst & Young LLP who resigned as auditors of the Company effective September 28, 1999, as reported in the Form 8K filed September 30, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUMAN PHEROMONE SCIENCES, INC.



Date:  November 22, 1999          By: /s/ William P. Horgan
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                                      William P. Horgan, Chief Executive Officer



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